Exhibit 99.1

FLAGSTONE RE ANNOUNCES PROPOSED REDOMESTICATION
FROM BERMUDA TO LUXEMBOURG

HAMILTON, Bermuda, March 22, 2009 - Flagstone Reinsurance Holdings Limited (NYSE: FSR) today announced that its Board of Directors is recommending to the shareholders a plan to change the Company’s place of incorporation from Bermuda to Luxembourg.  Flagstone’s shareholders will be asked to vote in favor of the proposal subject to the U.S. Securities and Exchange Commission (“SEC”) declaring effective the proxy statement/prospectus that Flagstone expects to file in connection with the redomestication.

If approved by shareholders, and subject to certain regulatory approvals and the satisfaction of other conditions, Flagstone expects the redomestication to take place over several months following shareholder approval.

“After careful consideration of this decision, our Board of Directors and management team believe that changing Flagstone’s place of incorporation to Luxembourg is in the best interests of the Company and its shareholders,” said Flagstone’s Chief Executive Officer, David Brown.  “Luxembourg is a major financial center known for its stability as well as its financial sophistication, and we believe this move will increase our strategic and capital flexibility while maintaining our operating model and our long-term strategy.  This change will have no impact on our operations and in particular Flagstone will retain its substantial offices and operations in Bermuda, where we have conducted business since our founding.”

“We are pleased to have the opportunity to increase our presence in Luxembourg, where our investment management operations have been located for some time”, Flagstone’s Chairman Mark Byrne continued.  “Luxembourg has a network of excellent relations with major developed and developing countries around the world. And, in addition to our listing on the New York Stock Exchange, this change in incorporation has the potential to make a listing of our common shares on a European exchange more attractive.  We are proud of our unique global business and this change, which results in our holding and principal operating companies being in Europe, settles our identity as a European company with a substantial and important branch in the thriving Bermuda market.”

Flagstone has operated in Luxembourg for most of its corporate history and is familiar with its regulatory and legal environment. Flagstone’s existing office in Luxembourg will also become its corporate holding company office.

The Company’s reinsurance and insurance operations worldwide will continue to operate without material changes, and its principal operating center will remain in Switzerland. Flagstone will continue to maintain underwriting and executive offices in Bermuda and recognizes the important role that Bermuda plays in the global reinsurance market.  Flagstone does not expect the redomestication to have any material change on its operations or financial results.

Flagstone’s common shares will continue to trade on the New York Stock Exchange (“NYSE”) under the ticker symbol “FSR” and on the Bermuda Stock Exchange.  Flagstone will continue to be registered with the SEC and remain subject to SEC reporting requirements, the mandates of the Sarbanes-Oxley Act of 2002, and the corporate governance rules of the NYSE.  Finally, the Company will continue to report its consolidated financial results in U.S. dollars using U.S. generally accepted accounting principles.

Flagstone expects to file with the SEC a proxy statement/prospectus on Form S-4 in connection with the redomestication. This press release is not a substitute for the proxy statement/prospectus. Investors and security holders are urged to read the proxy statement/prospectus when it is available and any other relevant documents filed or to be filed by Flagstone because they contain or will contain important information about the proposed redomestication. The proxy statement/prospectus and other documents filed or to be filed by Flagstone with the SEC are or will be available free of charge at the SEC’s website (www.sec.gov).

Flagstone and its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies in connection with the proposed redomestication. Information about Flagstone’s directors and executive officers will be available in the proxy statement/prospectus to be filed in connection with the redomestication.

About Flagstone Reinsurance Holdings Limited

Flagstone Reinsurance Holdings Limited, through its operating subsidiaries, is a global reinsurance and insurance company that employs a focused and technical approach to the Property Catastrophe, Property, and Specialty reinsurance and insurance businesses. Flagstone Reassurance Suisse has received "A-" financial strength ratings from both A.M. Best and Fitch Ratings, and "A3" ratings from Moody’s Investors Service. Island Heritage and Flagstone Reinsurance Africa have received "A-" financial strength ratings from A.M. Best.

Cautionary Statement Regarding Forward-Looking Statements

This press release may contain, and the Company may from time to time make, written or oral “forward-looking statements” within the meaning of the U.S. federal securities laws, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and other factors, many of which are outside the Company’s control, which could cause actual results to differ materially from such statements.  In particular, statements using words such as “may”, “should”, “estimate”, “expect”, “anticipate”, “intend”, “believe”, “predict”, “potential”, or words of similar import generally involve forward-looking statements.  For example, the Company’s forward-looking statements about the redomestication and its anticipated effects, operations, stock trading matters, and tax and financial matters could be affected by risks including that the redomestication may not close, shareholders or regulators may not provide required approvals, the Company may encounter difficulties moving jurisdictions, tax and financial expectations might not materialize or might change, and Luxembourg corporate governance and regulatory schemes could prove different or more challenging than currently expected.

In addition, other important events and uncertainties that the Company faces include, but are not necessarily limited to: market conditions affecting the Company’s common share price; the impact of the current unprecedented volatility in the financial markets, including the duration of the crisis and the effectiveness of governmental solutions; the weakening economy, including the impact on our customers’ businesses; fluctuations in interest rates; the effects of corporate bankruptcies on capital markets; the possibility of severe or unanticipated losses from natural or man-made catastrophes; the effectiveness of our loss limitation methods; our dependence on principal employees; the cyclical nature of the reinsurance business; the levels of new and renewal business achieved; opportunities to increase writings in our core property and specialty reinsurance and insurance lines of business and in specific areas of the casualty reinsurance market; the sensitivity of our business to financial strength ratings established by independent rating agencies; the estimates reported by cedents and brokers on pro-rata contracts and certain excess of loss contracts where the deposit premium is not specified in the contract; the inherent uncertainties of establishing reserves for loss and loss adjustment expenses, our reliance on industry loss estimates and those generated by modeling techniques; unanticipated adjustments to premium estimates; changes in the availability, cost or quality of reinsurance or retrocessional coverage; changes in general economic conditions; changes in governmental regulation or tax laws in the jurisdictions where we conduct business; the amount and timing of reinsurance recoverables and reimbursements we actually receive from our reinsurers; the overall level of competition, and the related demand and supply dynamics in our markets relating to growing capital levels in the reinsurance industry; declining demand due to increased retentions by cedents and other factors; the impact of terrorist activities on the economy; and rating agency policies and practices.

These and other events that could cause actual results to differ are discussed in more detail from time to time in our filings with the Securities and Exchange Commission.  The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by U.S. federal securities laws. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made.

FSR Contacts:

Investor Relations:
Brent Slade
+1-441-278-4303

Investors:
Okapi Partners LLC
Bruce Goldfarb or Pat McHugh
+1-212-297-0720